                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                   -------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event report)        February 16, 1998
                                                      -----------------

The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of February 28, 1997 providing for the issuance of TMS Asset Backed Certificates, Series 1997-A) and each of the Originators listed on Schedule A attached hereto.

                              The Money Store, Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)

New Jersey                33-58128-35           upper tier 91-181-5463
----------                -----------           lower tier 91-181-5464
                                                ----------------------

State or other            (Commission           (IRS Employer
jurisdiction of           File Number)          ID Number)
incorporation)

2840 Morris Avenue, Union, New Jersey 07083
-------------------------------------------------
(Address of principal executive officer)

Registrant's Telephone Number,
including area code:                           (908) 686-2000
                                               --------------

                                       n/a
---------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5 Other Events

      Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the February 16, 1998 Remittance Date.

Item 7 Financial Statements and Exhibits

      The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        THE MONEY STORE INC.


                                        By: /s/ Harry Puglisi
                                        ----------------------
                                                   Harry Puglisi
                                                     Treasurer

            Dated:      February 28, 1998

                                   Schedule A

                               List of Originators

                                     1997-A

                         The Money Store/Minnesota Inc.
                            The Money Store/D.C. Inc.
                         The Money Store/ Kentucky Inc.
                        The Money Store Home Equity Corp.
                                TMS Mortgage Inc.

              MONEY STORE ASSET BACKED CERTIFICATES SERIES 1997-A

                             SERVICER'S CERTIFICATE

IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28,1997, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-A FOR THE FEBRUARY 11, 1998 DETERMINATION DATE.

                                                                              POOL I          POOL II          POOL III

1.  AGGREGATE AMOUNT RECEIVED (5.03 b)                                    $11,862,560.09   $9,562,209.64      $89,547.41
     ADJ : RECALCULATION                                                            0.00            0.00            0.00
                                                                          ----------------------------------------------

                                                                           11,862,560.09    9,562,209.64       89,547.41


    LESS: SERVICE FEE (7.03 & 5.04)                                            78,747.98       48,513.70        1,857.05
          CONTINGENCY FEE (7.03 & 5.04)                                        78,747.98       48,513.70        1,857.05
          OTHER SERVICER FEES (Late Charges / Escrow) (7.03 & 5.04)           106,234.48       52,322.30            0.00
          UNREIMBURSED MONTHLY ADVANCES (5.04 b)                                    0.00            0.00            0.00
                                                                          ----------------------------------------------

                                                                              263,730.44      149,349.70        3,714.10

    PLUS: MONTHLY ADVANCE (6.11) - INCLUDING
          COMPENSATING INTEREST (6.12)                                              0.00      103,836.44        2,728.88
          PRE-FUNDING ACCOUNT TRANSFER (6.02)                                       0.00            0.00            0.00
          CAPITALIZED INTEREST ACCOUNT TRANSFER (6.02)                              0.00            0.00            0.00

                                                                          ----------------------------------------------

                                                                                    0.00      103,836.44        2,728.88

    LESS: EXCESS SPREAD (I-19)                                              1,394,598.09      818,598.01       32,066.06
          SUBORDINATION REDUCTION AMOUNT (I-56)                                     0.00            0.00            0.00


                                                                          ----------------------------------------------

                                                                            1,394,598.09      818,598.01       32,066.06
                                                                          ----------------------------------------------
     AVAILABLE REMITTANCE AMOUNT                                           10,204,231.56    8,698,098.37       56,496.13
                                                                          ==============================================

2.    (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
            IN PRIOR SERVICER'S CERTIFICATE                        5,557,993.69

      (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
            IN PRIOR SERVICER'S CERTIFICATE                       63,100,000.00

      (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED
            IN PRIOR SERVICER'S CERTIFICATE                       75,800,000.00

      (D) CLASS A-4 PRINCIPAL BALANCE AS REPORTED
            IN PRIOR SERVICER'S CERTIFICATE                       61,100,000.00

      (E) CLASS A-5 PRINCIPAL BALANCE AS REPORTED
            IN PRIOR SERVICER'S CERTIFICATE                       31,100,000.00

      (F) CLASS A-6 PRINCIPAL BALANCE AS REPORTED
            IN PRIOR SERVICER'S CERTIFICATE                       45,000,000.00

      (G) CLASS A-7 PRINCIPAL BALANCE AS REPORTED
            IN PRIOR SERVICER'S CERTIFICATE                       30,600,000.00

      (H) CLASS A-8 PRINCIPAL BALANCE AS REPORTED
            IN PRIOR SERVICER'S CERTIFICATE                       32,000,000.00

      (I) CLASS A-9 PRINCIPAL BALANCE AS REPORTED
            IN PRIOR SERVICER'S CERTIFICATE                       37,000,000.00

      (J) CLASS A-10 PRINCIPAL BALANCE AS REPORTED
            IN PRIOR SERVICER'S CERTIFICATE                      188,194,642.27

      (K) CLASS A-11 PRINCIPAL BALANCE  AS REPORTED
            IN PRIOR SERVICER'S CERTIFICATE                       60,000,000.00

      (L) CLASS A-12 PRINCIPAL BALANCE  AS REPORTED
            IN PRIOR SERVICER'S CERTIFICATE                        8,507,071.96

3.    PRINCIPAL DISTRIBUTION AMOUNTS :

      CLASS A-1                                                    5,557,993.69
      CLASS A-2                                                    2,683,869.90
      CLASS A-3                                                            0.00
      CLASS A-4                                                            0.00
      CLASS A-5                                                            0.00
      CLASS A-6                                                            0.00
      CLASS A-7                                                            0.00
      CLASS A-8                                                            0.00
      CLASS A-9                                                            0.00

TOTAL POOL I PRINCIPAL DISTRIBUTION AMOUNT :                       8,241,863.59

      CLASS A-10                                                   8,425,830.90
      CLASS A-11                                                           0.00

TOTAL POOL II PRINCIPAL DISTRIBUTION AMOUNT :                      8,425,830.90

      CLASS A-12                                                     859,846.91

TOTAL POOL III PRINCIPAL DISTRIBUTION AMOUNT :                       859,846.91

4.    TOTAL AMOUNT OF POOL I, II & III INSURED
      PAYMENTS                                                             0.00

5.    (A) SUBORDINATED AMOUNT
            POOL I                                                11,115,604.72
            POOL II                                                9,748,407.77
            POOL III                                               1,642,763.43

      (B) SPECIFIED SUBORDINATED AMOUNT
            POOL I                                                11,280,000.00
            POOL II                                               10,720,000.00
            POOL III                                               2,500,000.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD                                 # ACCOUNTS     DOLLARS
            POOL I                                     189         6,690,568.26
            POOL II                                    101         6,990,677.21
            POOL III                                    0                  0.00

7.    AMOUNT OF CURTAILMENTS RECEIVED DURING
      THE DUE PERIOD
            POOL I                                                   779,081.53
            POOL II                                                  333,585.24
            POOL III                                                       0.00

8.    AMOUNT OF EXCESS AND MONTHLY PAYMENTS
      IN RESPECT OF PRINCIPAL RECEIVED DURING
      THE DUE PERIOD
            POOL I                                                   607,818.52
            POOL II                                                  129,976.22
            POOL III                                                   2,610.34

9.    AMOUNT OF INTEREST RECEIVED
            POOL I                                                 3,676,668.70
            POOL II                                                2,055,648.67
            POOL III                                                  86,937.07

10.   (A) AMOUNT OF MONTHLY ADVANCES INCLUDING COMPENSATING
          INTEREST TO BE MADE ON THE DETERMINATION DATE
          TO BE DEPOSITED IN THE CERTIFICATE
          ACCOUNT PURSUANT TO SECTION 6.01(a)(ii)
            POOL I                                                         0.00
            POOL II                                                  103,836.44
            POOL III                                                   2,728.88

       (B) AMOUNT OF COMPENSATING INTEREST
            POOL I                                                     2,988.81
            POOL II                                                    2,800.74
            POOL III                                                       0.00

11.   DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12.   THE AMOUNT OF REALIZED LOSSES DURING DUE
      PERIOD
            POOL I                                                   164,395.28
            POOL II                                                   42,374.36
            POOL III                                                       0.00

13.   CLASS A-1 REMITTANCE AMOUNT:

            (A) CURRENT INTEREST REQUIREMENT        30,152.12
            (B) PRINCIPAL DISTRIBUTION AMOUNT    5,557,993.69
            (C) CARRY FORWARD AMOUNT                     0.00
            (D) MONTHLY ADVANCE FOR BANKRUPTCY           0.00

            TOTAL CLASS A-1 REMITTANCE AMOUNT                      5,588,145.81

      CLASS A-2 REMITTANCE AMOUNT:

            (A) CURRENT INTEREST REQUIREMENT       345,209.58
            (B) PRINCIPAL DISTRIBUTION AMOUNT    2,683,869.90
            (C) CARRY FORWARD AMOUNT                     0.00
            (D) MONTHLY ADVANCE FOR BANKRUPTCY           0.00

            TOTAL CLASS A-2 REMITTANCE AMOUNT                      3,029,079.48

      CLASS A-3 REMITTANCE AMOUNT:
            (A) CURRENT INTEREST REQUIREMENT       421,637.50
            (B) PRINCIPAL DISTRIBUTION AMOUNT            0.00
            (C) CARRY FORWARD AMOUNT                     0.00
            (D) MONTHLY ADVANCE FOR BANKRUPTCY           0.00

            TOTAL CLASS A-3 REMITTANCE AMOUNT                        421,637.50

      CLASS A-4 REMITTANCE AMOUNT:
            (A) CURRENT INTEREST REQUIREMENT       350,815.83
            (B) PRINCIPAL DISTRIBUTION AMOUNT            0.00
            (C) CARRY FORWARD AMOUNT                     0.00
            (D) MONTHLY ADVANCE FOR BANKRUPTCY           0.00

            TOTAL CLASS A-4 REMITTANCE AMOUNT                        350,815.83

      CLASS A-5 REMITTANCE AMOUNT:
            (A) CURRENT INTEREST REQUIREMENT       182,971.67
            (B) PRINCIPAL DISTRIBUTION AMOUNT            0.00
            (C) CARRY FORWARD AMOUNT                     0.00
            (D) MONTHLY ADVANCE FOR BANKRUPTCY           0.00

            TOTAL CLASS A-5 REMITTANCE AMOUNT                        182,971.67

      CLASS A-6 REMITTANCE AMOUNT:
            (A) CURRENT INTEREST REQUIREMENT       270,375.00
            (B) PRINCIPAL DISTRIBUTION AMOUNT            0.00
            (C) CARRY FORWARD AMOUNT                     0.00
            (D) MONTHLY ADVANCE FOR BANKRUPTCY           0.00

            TOTAL CLASS A-6 REMITTANCE AMOUNT                        270,375.00

      CLASS A-7 REMITTANCE AMOUNT:
            (A) CURRENT INTEREST REQUIREMENT       188,955.00
            (B) PRINCIPAL DISTRIBUTION AMOUNT            0.00
            (C) CARRY FORWARD AMOUNT                     0.00
            (D) MONTHLY ADVANCE FOR BANKRUPTCY           0.00

            TOTAL CLASS A-7 REMITTANCE AMOUNT                        188,955.00

      CLASS A-8 REMITTANCE AMOUNT:
            (A) CURRENT INTEREST REQUIREMENT       205,466.67
            (B) PRINCIPAL DISTRIBUTION AMOUNT            0.00
            (C) CARRY FORWARD AMOUNT                     0.00
            (D) MONTHLY ADVANCE FOR BANKRUPTCY           0.00

            TOTAL CLASS A-8 REMITTANCE AMOUNT                        205,466.67

      CLASS A-9 REMITTANCE AMOUNT:
            (A) CURRENT INTEREST REQUIREMENT       223,079.17
            (B) PRINCIPAL DISTRIBUTION AMOUNT            0.00
            (C) CARRY FORWARD AMOUNT                     0.00
            (D) MONTHLY ADVANCE FOR BANKRUPTCY           0.00

            TOTAL CLASS A-9 REMITTANCE AMOUNT                        223,079.17

      POOL I REMITTANCE AMOUNT:
            (A) CURRENT INTEREST REQUIREMENT     2,218,662.53
            (B) PRINCIPAL DISTRIBUTION AMOUNT    8,241,863.59
            (C) CARRY FORWARD AMOUNT                     0.00
            (D) MONTHLY ADVANCE FOR BANKRUPTCY           0.00

            TOTAL POOL I REMITTANCE AMOUNT                        10,460,526.12

      CLASS A-10 REMITTANCE AMOUNT:
            (A) CURRENT INTEREST REQUIREMENT       987,414.16
            (B) PRINCIPAL DISTRIBUTION AMOUNT    8,425,830.90
            (C) CARRY FORWARD AMOUNT                     0.00
            (D) MONTHLY ADVANCE FOR BANKRUPTCY           0.00

            TOTAL CLASS A-10 REMITTANCE AMOUNT                     9,413,245.06

      CLASS A-11 REMITTANCE AMOUNT:
            (A) CURRENT INTEREST REQUIREMENT       307,450.00
            (B) PRINCIPAL DISTRIBUTION AMOUNT            0.00
            (C) CARRY FORWARD AMOUNT                     0.00
            (D) MONTHLY ADVANCE FOR BANKRUPTCY           0.00

            TOTAL CLASS A-11 REMITTANCE AMOUNT                       307,450.00

      POOL II REMITTANCE AMOUNT:
            (A) CURRENT INTEREST REQUIREMENT     1,294,864.16
            (B) PRINCIPAL DISTRIBUTION AMOUNT    8,425,830.90
            (C) CARRY FORWARD AMOUNT                     0.00
            (D) MONTHLY ADVANCE FOR BANKRUPTCY           0.00

            TOTAL POOL II REMITTANCE AMOUNT                        9,720,695.06

      CLASS A-12 (POOL III) REMITTANCE AMOUNT:
            (A) CURRENT INTEREST REQUIREMENT        53,346.43
            (B) PRINCIPAL DISTRIBUTION AMOUNT      859,846.91
            (C) CARRY FORWARD AMOUNT                     0.00
            (D) MONTHLY ADVANCE FOR BANKRUPTCY           0.00

            TOTAL POOL III REMITTANCE AMOUNT                         913,193.34

14.         (A) REIMBURSABLE AMOUNTS                     0.00
            (B) CLASS X REMITTANCE AMOUNT PAYABLE PURSUANT
                TO SECTION 6.08(d)(iii) AND (iv)
                  POOL I                            11,740.55
                  POOL II                                0.00
                  POOL III                               0.00

15.   (A)   CLASS A-1 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                            (0.00)

      (B)   CLASS A-2 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                    60,416,130.10

      (C)   CLASS A-3 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                    75,800,000.00

      (D)   CLASS A-4 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                    61,100,000.00

      (E)   CLASS A-5 PRINCIPAL BALANCE AFTER
            DISTRIBUTIONS TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                    31,100,000.00

      (F)   CLASS A-6 PRINCIPAL BALANCE AFTER
            DISTRIBUTIONS TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                    45,000,000.00

     (G)    CLASS A-7 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                    30,600,000.00

      (H)   CLASS A-8 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                    32,000,000.00

      (I)   CLASS A-9 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                    37,000,000.00

      (J)   CLASS A-10 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                   179,768,811.37

      (K)   CLASS A-11 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                    60,000,000.00

      (L)   CLASS A-12 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                     7,647,225.05

      (M)   TOTAL POOL I PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                   373,016,130.10

      (N)   TOTAL POOL II PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                   239,768,811.37

      (O)   TOTAL POOL III PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                     7,647,225.05

16.   (A)   MONTHLY EXCESS SPREAD PERCENTAGE
            (FOR POOL I, II AND III)                                     100.00%

      (B)   EXCESS SPREAD (POOL I)                                 1,394,598.09
            EXCESS SPREAD (POOL II)                                  818,598.01
            EXCESS SPREAD (POOL III)                                  32,066.06
            TOTAL EXCESS SPREAD (POOL I, II and III)               2,245,262.16

      (C)   REMAINDER EXCESS SPREAD AMOUNT POOL I                          0.00
            REMAINDER EXCESS SPREAD AMOUNT POOL II                         0.00
            REMAINDER EXCESS SPREAD AMOUNT POOL III                        0.00
            TOTAL REMAINDER EXCESS SPREAD AMOUNT
            POOL I, II and III                                             0.00

17.   CUMULATIVE REALIZED LOSSES
                  POOL I                                            394,965.60
                  POOL II                                            69,746.99
                  POOL III                                                0.00

18.   (A)   THE WEIGHTED AVERAGE MATURITY
                  POOL I                                               264.570
                  POOL II                                              347.839
                  POOL III                                             329.726

      (B)   THE WEIGHTED AVERAGE MORTGAGE
            INTEREST RATE
                  POOL I                                                11.662%
                  POOL II                                               10.577%
                  POOL III                                              11.720%

19.   (A)   SERVICING FEE FOR THE RELATED DUE PERIOD
                  POOL I                                              78,747.98
                  POOL II                                             48,513.70
                  POOL III                                             1,857.05

      (B)   CONTINGENCY FEE FOR THE RELATED DUE PERIOD
                  POOL I                                              78,747.98
                  POOL II                                             48,513.70
                  POOL III                                             1,857.05

      (C)   AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE
                  POOL I                                              15,885.75
                  POOL II                                             10,341.44
                  POOL III                                               354.46

      (D)   AMOUNT TO BE DEPOSITED TO THE INSURANCE ACCOUNT - MBIA
                  POOL I                                              31,771.00
                  POOL II                                             24,819.00
                  POOL III                                             3,899.00

      (F)   CLASS A-11 AUCTION AGENT FEE                              10,862.50

20.   AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
      SERVICERS PURSUANT TO:                          POOL I            POOL II
           (A) SECTION 5.04 (b)                          0.00              0.00
           (B) SECTION 5.04 (c)                          0.00              0.00
           (C) SECTION 5.04 (d)(ii)                      0.00              0.00
           (D) SECTION 5.04 (e)                          0.00              0.00
           (E) SECTION 5.04 (f)(i)                 157,495.96         97,027.40

                                                     POOL III
           (A) SECTION 5.04 (b)                          0.00
           (B) SECTION 5.04 (c)                          0.00
           (C) SECTION 5.04 (d)(ii)                      0.00
           (D) SECTION 5.04 (e)                          0.00
           (E) SECTION 5.04 (f)(i)                   3,714.10

21.   CLASS A-1 POOL FACTOR (I-5):
      CURRENT CLASS A-1 PRINCIPAL BALANCE               (0.00)      -0.00000000
      ORIGINAL CLASS A-1 PRINCIPAL BALANCE      94,300,000.00

      CLASS A-2 POOL FACTOR (I-5):
      CURRENT CLASS A-2 PRINCIPAL BALANCE       60,416,130.10        0.95746640
      ORIGINAL CLASS A-2 PRINCIPAL BALANCE      63,100,000.00

      CLASS A-3 POOL FACTOR (I-5):
      CURRENT CLASS A-3 PRINCIPAL BALANCE       75,800,000.00        1.00000000
      ORIGINAL CLASS A-3 PRINCIPAL BALANCE      75,800,000.00

      CLASS A-4 POOL FACTOR (I-5):
      CURRENT CLASS A-4 PRINCIPAL BALANCE       61,100,000.00        1.00000000
      ORIGINAL CLASS A-4 PRINCIPAL BALANCE      61,100,000.00

      CLASS A-5 POOL FACTOR (I-5):
      CURRENT CLASS A-5 PRINCIPAL BALANCE       31,100,000.00        1.00000000
      ORIGINAL CLASS A-5 PRINCIPAL BALANCE      31,100,000.00

      CLASS A-6 POOL FACTOR (I-5):
      CURRENT CLASS A-6 PRINCIPAL BALANCE       45,000,000.00        1.00000000
      ORIGINAL CLASS A-6 PRINCIPAL BALANCE      45,000,000.00

      CLASS A-7 POOL FACTOR (I-5):
      CURRENT CLASS A-7 PRINCIPAL BALANCE       30,600,000.00        1.00000000
      ORIGINAL CLASS A-7 PRINCIPAL BALANCE      30,600,000.00

      CLASS A-8 POOL FACTOR (I-5):
      CURRENT CLASS A-8 PRINCIPAL BALANCE       32,000,000.00        1.00000000
      ORIGINAL CLASS A-8 PRINCIPAL BALANCE      32,000,000.00

      CLASS A-9 POOL FACTOR (I-5):
      CURRENT CLASS A-8 PRINCIPAL BALANCE       37,000,000.00        1.00000000
      ORIGINAL CLASS A-8 PRINCIPAL BALANCE      37,000,000.00

      POOL I FACTOR:
      CURRENT POOL I PRINCIPAL BALANCE         373,016,130.10        0.79365134
      ORIGINAL POOL I PRINCIPAL BALANCE        470,000,000.00

      CLASS A-10 FACTOR:
      CURRENT CLASS A-10 PRINCIPAL BALANCE     179,768,811.37        0.69141851
      ORIGINAL CLASS A-10 PRINCIPAL BALANCE    260,000,000.00

      CLASS A-11 POOL FACTOR (I-5):
      CURRENT CLASS A-11 PRINCIPAL BALANCE      60,000,000.00        1.00000000
      ORIGINAL CLASS A-11 PRINCIPAL BALANCE     60,000,000.00

      POOL II FACTOR:
      CURRENT POOL II PRINCIPAL BALANCE        239,768,811.37        0.74927754
      ORIGINAL POOL II PRINCIPAL BALANCE       320,000,000.00

      CLASS A-12 (POOL III FACTOR (I-5):
      CURRENT CLASS A-12 PRINCIPAL BALANCE       7,647,225.05        0.76472251
      ORIGINAL CLASS A-12 PRINCIPAL BALANCE     10,000,000.00

22.   (A)  WEIGHTED AVERAGE MORTGAGE INTEREST RATE
           POOL I                                                        11.662%
           POOL II                                                       10.577%
           POOL III                                                      11.720%

      (B)  ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS
           POOL I                                                        11.012%
           POOL II                                                        9.710%
           POOL III                                                      10.620%

      (C)  WEIGHTED AVERAGE CLASS A-1, CLASS A-2, CLASS A-3,
           CLASS A-4, CLASS A-5, CLASS A-6, CLASS A-7, CLASS
           A-8 AND CLASS A-9 ADJUST MORTGAGE LOAN REMITTANCE RATE         7.143%
           CLASS A-10 AND CLASS A-11 ADJUSTED MORTGAGE LOAN
           REMITTANCE RATE                                                5.910%
           CLASS A-12 ADJUSTED MORTGAGE LOAN REMITTANCE RATE              8.125%

      (D)  WEIGHTED AVERAGE MORTGAGE INTEREST     ------------------------------
           RATE FOR                               11/30/97   12/31/97   01/31/98
                                                  ------------------------------
           POOL I                                 11.681%    11.673%    11.662%
           POOL II                                10.460%    10.496%    10.577%
           POOL III                               11.720%    11.720%    11.720%

23.   CLASS A-10 REMITTANCE RATE                                        5.72375%
      CLASS A-11 REMITTANCE RATE (BASED ON AUCTION RATE)                 5.5900%

      IF REMITTANCE RATES BASED ON THE NET FUNDS CAP LIBOR PLUS
      MARGIN FOR CLASS A-10                                             N/A

24.   (A) LIBOR RATE                                                    5.59375%
      (B) AUCTION RATE                                                    5.590%

25.   POOL II NET FUNDS CAP (RATE)                                       10.003%
      CLASS A-10 NET FUNDS CAP                                             0.00
      CLASS A-11 NET FUNDS CAP                                             0.00

26.   CLASS A-10 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER              0.00
      CLASS A-11 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER                 0
                                                                           0.00

27.   (A) AMOUNT OF DISTRIBUTION ALLOCABLE TO LIBOR INTEREST
      CARRYOVER                                                            0.00
      (B) LIBOR INTEREST CARRYOVER BALANCE                                 0.00

28.   OTHER INFORMATION
      SPREAD ACCOUNT BALANCES

            POOL I                                                         0.00
            POOL II                                                        0.00
            POOL III                                                 625,030.79

                               EXHIBIT O (POOL I)
                  REMIC DELINQUENCIES AS OF - JANUARY 31, 1998

REMIC      OUTSTANDING       #
SERIES     DOLLARS           ACCOUNTS   RANGES          AMOUNT          NO     PCT
1997-A-I   $384,296,130.10      9,080   1 TO 29 DAYS    67,561,114.61   1693   17.58%
                                        30 TO 59 DAYS    9,153,577.08    232    2.38%
                                        60 TO 89 DAYS    6,072,884.16    125    1.58%
                                        90 AND OVER      9,651,213.84    203    2.51%

                                        FORECLOSURE     10,223,181.07    163    2.66%
                                        REO PROPERTY       242,549.77      5    0.06%

                                        TOTALS        $102,904,520.53  2,421   26.78%
                                                      ===============================

                               EXHIBIT O (POOL II)

                  REMIC DELINQUENCIES AS OF - JANUARY 31, 1998

REMIC      OUTSTANDING       #
SERIES     DOLLARS           ACCOUNTS   RANGES          AMOUNT          NO     PCT
1997-A-II  $250,488,811.37      3,208   1 TO 29 DAYS    46,845,900.33    611   18.70%
                                        30 TO 59 DAYS    7,238,158.09    104    2.89%
                                        60 TO 89 DAYS    4,746,846.59     64    1.90%
                                        90 AND OVER      7,692,263.66     94    3.07%

                                        FORECLOSURE      6,230,600.46     78    2.49%
                                        REO PROPERTY       151,693.52      2    0.06%

                                        TOTALS         $72,905,462.65    953   29.11%
                                                       ==============================

                              EXHIBIT O (POOL III)

                  REMIC DELINQUENCIES AS OF - JANUARY 31, 1998

REMIC      OUTSTANDING       #
SERIES     DOLLARS           ACCOUNTS   RANGES          AMOUNT          NO     PCT
1997-A-III 9,522,194.26         49      1 TO 29 DAYS     63,000.00      1      0.66%
                                        30 TO 59 DAYS         0.00      0      0.00%
                                        60 TO 89 DAYS         0.00      0      0.00%
                                        90 AND OVER     267,000.00      1      2.80%

                                        FORECLOSURE           0.00      0      0.00%
                                        REO PROPERTY          0.00      0      0.00%

                                        TOTALS         $330,000.00      2      3.47%
                                                       =============================

1997-A

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxxvi) is provided for each Class per $1,000 (or per $25,000 for Class A-11) original dollar amount as of the Cut-Off Date.

                             POOL I

SUBCLAUSE     CLASS A-1     CLASS A-2     CLASS A-3     CLASS A-4
-----------------------------------------------------------------

(ii)              58.94      1,000.00      1,000.00      1,000.00

(vi)              42.49         42.53          0.00          0.00

(vii)              8.26          0.00          0.00          0.00

(viii)             6.45          0.00          0.00          0.00

(xiii) (a)         0.32          5.47          5.56          5.74
       (b)        58.94         42.53          0.00          0.00
       (c)         0.00          0.00          0.00          0.00
       (d)         0.00          0.00          0.00          0.00

(xv)              (0.00)       957.47      1,000.00      1,000.00

(xxxvi)            0.00          0.00          0.00          0.00


SUBCLAUSE     CLASS A-5     CLASS A-6     CLASS A-7     CLASS A-8
-----------------------------------------------------------------

(ii)           1,000.00      1,000.00      1,000.00      1,000.00

(vi)               0.00          0.00             0          0.00

(vii)              0.00          0.00             0          0.00

(viii)             0.00          0.00             0          0.00

(xiii) (a)         5.88          6.01          6.18          6.42
       (b)         0.00          0.00             0          0.00
       (c)         0.00          0.00             0          0.00
       (d)         0.00          0.00             0          0.00

(xv)           1,000.00      1,000.00      1,000.00      1,000.00

(xxxvi)            0.00          0.00             0             0


                            POOL II                     POOL III

SUBCLAUSE     CLASS A-9    CLASS A-10    CLASS A-11     CLASS A-12
-----------------------------------------------------------------

(ii)           1,000.00        723.83     25,000.00        850.71

(vi)               0.00          0.00          0.00          0.00

(vii)              0.00          0.44          0.00          0.00

(viii)             0.00          0.06          0.00          0.26

(xiii) (a)         6.03          3.80        128.10          5.33
       (b)         0.00         32.41          0.00         85.98
       (c)         0.00          0.00          0.00          0.00
       (d)         0.00          0.00          0.00          0.00

(xv)           1,000.00        691.42     25,000.00        764.72

(xxxvi)            0.00          0.00          0.00          0.00